

RespireRx Pharmaceuticals Inc

OTC QB: RSPI

James S. Manuso, Ph.D., President & CEO

Biotech Showcase
San Francisco, January 9, 2017

Medicines for Respiratory Diseases

Forward Looking Statements

RespireRx Pharmaceuticals Inc

The matters discussed in this presentation that are not historical facts are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and we intend that such forward-looking statements be subject to the safe harbor created thereby. Forward-looking statements include, but are not limited to, statements containing the words "believes," "anticipates," "intends," "estimates," "plans," "expects," "projects" and words of similar import. Readers are cautioned not to place undue reliance on these forward-looking statements, which are based on the information available to management at this time and which speak only as of the date of this presentation. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company or its industry to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty and in the context of the Company's filings with the Securities and Exchange Commission, including the risk factors contained therein. While the Company believes the information contained herein is reliable, the Company makes no representations or warranties regarding the accuracy or completeness of this information.

Breath

RespireRx Pharmaceuticals Inc

"Breath is the universal factor of life. We are born the first time we inspire, and we die the last time we expire. Breath is life itself. In Sanskrit the same word means both breath and life."

......Abbot George Burke

Innovative Medicines for Respiratory Diseases

RespireRx Pharmaceuticals Inc

- Cannabinoids – Dronabinol - Phase 3 ready for Obstructive Sleep Apnea (OSA)
- Ampakines – CX1739 & CX717 – 4 successful Phase 2A proof of concept trials for Central Sleep Apnea (CSA) and opioid induced respiratory depression (RD)
- Addressing blockbuster markets with unmet clinical needs
- Multiple opportunities for strategic collaborations
- Publicly traded company (OTC QB:RSPI)
- Experienced and accomplished management team

Sleep Apnea
A National Health Epidemic

RespireRx
Pharmaceuticals Inc

Sleep Apnea: A National Health Epidemic

RespirеRx
Pharmaceuticals Inc

Over 35 Million Americans Stop Breathing Every Night

From 5 – 50 Times Per Hour

This Is Not Merely Snoring

Sleep Apnea – Definitions

RespireRx Pharmaceuticals Inc

DEFINITIONS

- **Apnea** – Cessation of breathing for ≥ 10 seconds
- **Hypopnea** - Abnormal severe slowing of breathing for ≥ 10 seconds
- **Apnea - Hypopnea Index (AHI)** - used to indicate the severity of sleep apnea. AHI is the average number of apnea-hypopnea events per hour during sleep.
- **Severity of Sleep Apnea**
    - Normal: AHI <5 incidents per hour
    - Mild: 5≤ AHI <15 incidents per hour
    - Moderate: 15≤ AHI <30 incidents per hour
    - Severe: AHI ≥30 incidents per hour

Three Types of Sleep Apnea

RespireRx Pharmaceuticals Inc

- **Obstructive** - a peripheral phenomenon that occurs when throat muscles intermittently relax and block airway during sleep. OSA may be accompanied by snoring



During sleep apnea, air flow is completely blocked.

- **Central** - a brain-mediated phenomenon that occurs when breathing control centers in the brain reduce activity. Frequently caused by opioid consumption



- **Mixed** - a combination of Obstructive and Central

Company Focus: Apneas

RespireRx
Pharmaceuticals Inc

- Dronabinol for Obstructive Sleep Apnea
- Ampakines to address:

    Post-surgical Central Sleep Apnea

    Chronic Central Sleep Apnea

    Spinal Cord Injury Related Apnea

Respiratory Diseases Product Pipeline

RespireRx Pharmaceuticals Inc

Compound	Indication	Preclinical	Phase 1	Phase 2
Dronabinol	Obstructive Sleep Apnea			
CX1739	Chronic CSA			
	Post-surgical CSA			
CX717	Opioid-induced RD			
	Spinal Cord Injury			
CX1942	Drug-induced RD (injectable)			

Dronabinol: Breakthrough Treatment for Obstructive Sleep Apnea

RespireRx Pharmaceuticals Inc

Obstructive Sleep Apnea: Epidemiology

RespireRx Pharmaceuticals Inc



U.S Adult Population
245.2 M
12%
Prevalence OSA (AHI>5)
29.4 M
80%
20%
Undiagnosed
23.5 M
Diagnosed
5.9M

Source: Primary research with experts, U.S. Census (2014), Peppard "Increased Prevalence of Sleep-disordered Breathing in Adults." American Journal of Epidemiology (2013)

OSA - Scope of the Problem in the US

RespireRx Pharmaceuticals Inc

Disease State	Estimated US Prevalence	Annual Estimated Cost to Society	Annual Indicated Drug Therapy Expenditures
OSA[1-5]	29.4 Million	$162.0 Billion	$ 0
Asthma[6,7]	16.4 Million	$18.3 Billion	$13.5 Billion
Hypertension[8-10]	43.2 Million	$73.4 Billion	$48.5 Billion
Diabetes[11,12]	23.5 Million	$174 Billion	$20.6 Billion

1 Obstructive sleep apnea and sleep. National Sleep Foundation Web site.
2 Manufacturer Recommendations
3 Qualitative Market Research, Physician / Patient interviews, 2010
4 CPAP Supply USA,
5 American Sleep Apnea Association, 2010
6 Asthma & Allergy Foundation of America
7 Espicom Business Intelligence's New Drug Futures, 2006
8 Burt, V., et al., Hypertension, 2005
19 Lloyd-Jones, D., et al., Circulation 119(3):e21-181, 2009
10 Acmite Market Intelligence, 2008
11 Arrowhead, Gloabal Diabetes Market, 2006
12 American Diabetes Assoc., 2007

Dronabinol: A Breakthrough Treatment for OSA

RespirеRx Pharmaceuticals Inc


CH3
OH
H
H
H3C
O
H3C
CH3

- Dronabinol is Δ9-THC
- Oral, small molecule
- Cannabinoid receptor agonist
- Reduces apnea by acting on spinal ganglia controlling muscle tone in throat
- Positive Phase 2A and 2B clinical trials in OSA

- **Dronabinol Background**
  - FDA approved for the treatment of anorexia in AIDS patients and nausea and vomiting in cancer patients undergoing chemotherapy (Marinol®)
  - Schedule III drug available by prescription, with a low risk of addiction
- **Intellectual Property**
  - Exclusive worldwide license from the University of Illinois
  - Issued US patent for the use of dronabinol in the treatment of OSA (expires 2025)
  - Pending patents on modified release formulations
- **NIH Support**
  - >$5MM NIH-funded grant PACE Phase 2B trial in OSA

Current Approved Treatments

1. CPAP device
2. Surgery
3. Dental devices
4. Exercises
5. Stimulants for next day sleepiness

CPAP is the Standard Treatment for OSA

- 30% of patients prescribed CPAP never initiate treatment
- Over 50% of patients stop using CPAP in the first year of use; may only wear 3-4h/night



Successful Phase 2B PACE Trial in OSA

- Six week, double-blind, placebo controlled clinical study in patients with OSA
- Doses: Placebo, 2.5 mg and 10 mg at night
- Conducted by University of Illinois at Chicago and Northwestern University
- Fully funded by NIH - >$5 million

Successful Phase 2B PACE Trial in OSA

RespireRx
Pharmaceuticals Inc

- **56 evaluable patients completed study**
  - Placebo, n = 17
  - 2.5 mg dronabinol, n = 19
  - 10 mg dronabinol, n = 20
- **Results revealed a statistically significant improvement in Primary Outcome Measures:**
  - Apnea-Hypopnea Index (AHI) (2.5 and 10 mg)[1]
  - ESS Sleepiness Scale (10 mg)[2]
  - Overall Patient Satisfaction (10 mg)[3]

[1] $p<.02$ and $p<.001$, respectively, compared to placebo
[2] $p<.0001$, compared to placebo
[3] $p<.02$, compared to placebo

PACE Phase 2 Clinical Trial:
OSA After 6 Weeks of Dronabinol Treatment

RespireRx Pharmaceuticals Inc



Apnea-Hypopnea Index (AHI)
35
30
25
20
15
10
5
0
p = .02
p = .0001
N=17
N=19
N=20
Placebo
2.5 mg
10 mg

PACE Phase 2B Trial Compared to Phase 2A



Apnea-Hypopnea Index (AHI)
0
5
10
15
20
25
30
35
40
45
** p<.02, compared to placebo for Phase 2A
**
**
Phase 2A *
PACE Phase 2B
Placebo
2.5 mg
10 mg

* Double blind, placebo controlled dose-ascending study in patients with OSA, n=19

Dronabinol – Phase 3 Regulatory Strategy

RespireRx Pharmaceuticals Inc

- Meet with FDA during mid-2017
- Finalize the Phase 3 trial plan required for approval
- Agree on a Special Protocol Assessment ("SPA")
- Seek breakthrough and fast track designation
- Accelerate the development path

Protecting Dronabinol in the Market

RespireRx Pharmaceuticals Inc

- Method-of-Use patent for dronabinol in OSA - Expires in 2025
- Schedule III drug: off-label use monitored by US government, discouraging generic manufacturers from selling off-label
- Off-label use of generics and medical marijuana are not covered by insurers
- Market pricing and manufacturing protection

The Dronabinol Opportunity

RespireRx Pharmaceuticals Inc

Impact on Patient	Commercial Opportunity
First medicine available for OSA	Changes the nature of OSA treatment
Ease of Use/Better Patient Compliance	Broadly expands prescriber base from sleep specialists to include primary care physicians and cardiologists
Low cost	Recurring lifetime sales versus one time sale or ongoing rental of a device
Safe and effective	Market will expand into the currently undiagnosed/untreated population
Potential for better cardiovascular outcomes	Potential for reducing systemic healthcare costs by reduced cardiac re-hospitalizations

Potential Dronabinol Economics

RespireRx Pharmaceuticals Inc

If FDA approves dronabinol for the treatment of OSA:

- Initial target market: Mild to moderate OSA patients who are diagnosed but do not use CPAP
- 1,770,000 adults (i.e., 30% of 5.9 million diagnosed adults).
- Daily price per pill is $5.00
- Patient compliance – assume patients take the pill only 50% of the time (i.e., 183 days per year)
- Gross Sales = $1.6 billion

Ampakines for Opioid Induced Apneas

RespireRx
Pharmaceuticals Inc

Chronic Opioid Use and Central Sleep Apnea

- Opioid Epidemic
  - U.S. pharmacies annually dispense 245 million Rx for opioid pain relievers
  - 10 - 11 million patients in the US on chronic opioid therapy for pain
- Opioid induced respiratory depression is manifested as CSA
- >50% of Chronic Opioid Users Have CSA (~6 million Patients)[1]
- CSA is a primary risk factor for opioid overdose[2]

[1] Rose AR, Catcheside PG, McEvoy RD, Paul D, Kapur D, Peak E, Vakulin A, Antic NA. J Clin Sleep Med 2014;10(8):847-852

[2] Nora D. Volkow, M.D., and A. Thomas McLellan, Ph.D, National Institute of Drug Abuse, N Engl J Med 2016;374:1253-63.

Post-surgical Central Sleep Apnea: Outcomes



Length of Stay (days)
20
15
10
5
0
With Respiratory Depression
Without Respiratory Depression
Mortality Rate (%)
18
16
14
12
10
8
6
4
2
0
With Respiratory Depression
Without Respiratory Depression
Hospital Costs ($ billions)
70
60
50
40
30
20
10
0
With Respiratory Depression
Without Respiratory Depression

- 4 – 8% of in-patient surgical patients in U.S. experience respiratory depression
- Both clinical and financial outcomes are worse when respiratory depression occurs following surgery
- Large unmet clinical and pharmaco-economic needs

Ampakines for CSA

RespireRx Pharmaceuticals Inc

Current CSA Treatments

- No medicine or device is approved for CSA
- CPAP is contra-indicated

Ampakines for CSA

- Post-surgical CSA produced by opioid pain management
  Short term use (<1 week)

- CSA caused by opioid use in patients with chronic pain
  Chronic use - longer term project
  Potential for proprietary opioid combination formulation

Translational Approach to Respiratory Disorders

RespireRx Pharmaceuticals Inc


XII XII
scNA
scNA
PreBötzinger Complex
XII motor output
PreBötzinger Complex


+ AMPAKINE
100 pA
50 ms


Minute Volume (% Baseline)
120
100
80
60
40
20
0
**
**
Vehicle
5
10
20
Dose CX1739 (mg/kg i.v.)

- Brain stem nuclei that regulate breathing contain opiate and AMPA glutamate receptors that inhibit and excite cell activity, respectively
- Ampakines act as positive, allosteric modulators of the AMPA-type glutamate receptor to enhance excitation and prolong and strengthen synaptic transmission
- In animal models, ampakines antagonize opioid-induced respiratory depression

Development Status of the Ampakines

RespireRx Pharmaceuticals Inc

- **CX1739**
  - Successfully completed four Phase 1 Safety Trials
  - Successfully completed Phase 2A Trial in opioid-induced respiratory depression
  - Successfully completed Phase 2A Trial in CSA
- **CX717**
  - Successfully completed multiple Phase 1 Safety Trials
  - Successfully completed two Phase 2A Trials in opioid-induced respiratory depression
  - Improved breathing in animal models of spinal injury and Pompe Disease
- **CX1942**
  - Soluble compound for intravenous use
  - Antagonized opioid induced respiratory depression in preclinical studies

Ampakines Reduce Opioid Induced Respiratory Depression in Phase 2A Clinical Trials

RespireRx Pharmaceuticals Inc



Opioid Induced Respiratory Depression
Average Per Cent Change from Baseline
0
-5
-10
-15
-20
-25
-30
-35
-40
Placebo
CX717
1500 mg
Placebo
CX1739
900 mg
p<.01
p<.01

Ampakines reduce opioid induced respiratory depression without altering analgesia

CX1739: Phase 2A Trial in Central Sleep Apnea
Single Dose Proof of Concept

RespireRx Pharmaceuticals Inc

Design	Randomized, double-blind, placebo-controlled study
Population	20 adults with all types of moderate to severe sleep apnea (16 given CX1739; 4 given Placebo)
Dosing	Each subject received either placebo or a <u>single</u> dose of 900mg CX1739 one hour before lights out
Primary Measures	Apnea-Hypopnea measures; Oxygen saturation; Sleep quality, measured by PSG (Apnea: no airflow for >10s; Hypopnea: reduced airflow for >10s)


Study Design
CX1739 – 900 mg
Screening
Baseline
Placebo
PSG 1
PSG 2
PSG 3

PSG – Polysomnography, or sleep lab study


Sensor at nose to measure air flow
Sensors on face and scalp measure eye movement and brain activity
Elastic belt sensors around chest and belly measure amount of effort to breath
Sensor on finger measures amount of oxygen in blood

CX1739 Reduces Apnea-Hypopnea Index in Patients With Mixed and Central Sleep Apneas

RespireRx Pharmaceuticals Inc



Obstructive Apneas
Mixed Apneas
Central Apnea
Apnea-Hypopnea Index
0
5
10
15
20
25
30
35
0
1
2
3
4
5
6
0
2
4
6
8
10
12
Baseline 1
Baseline 2
CX1739

Ampakine Indications and IP

RespireRx Pharmaceuticals Inc

- **Targeted Indications**
  - Post-surgical, opioid-induced CSA
  - Chronic CSA
  - Spinal cord injury
  - Combination formulation with an opioid for treatment of chronic pain

- **Intellectual Property Protection (owned and licensed)**
  - Issued Composition-of-Matter Patent (expires 2028), filed worldwide
  - Method-of-use patent (expires 2030)

Summary

RespireRx
Pharmaceuticals Inc

Respiratory Diseases Product Pipeline

RespireRx Pharmaceuticals Inc

Compound	Indication	Preclinical	Phase 1	Phase 2
Dronabinol	Obstructive Sleep Apnea			
CX1739	Central Sleep Apnea			
	Post-surgical Apnea			
CX717	Opioid-induced RD			
	Spinal Cord Injury			
CX1942	Drug-induced RD (injectable)			

Ongoing Development

Dronabinol - OSA - Preparing for FDA meeting to request:

- Special Protocol Assessment ("SPA") to finalize the Phase 3 program
- Fast Track Designation
- Breakthrough Designation

Ampakines – Preparing three IND submissions for:

- Post-surgical Sleep Apnea – in-hospital pain management
- CSA - Patients taking chronic opioids
- Spinal Cord Injury Related Apnea

Development Milestones

RespireRx Pharmaceuticals Inc


1Q2017
2Q2017
3Q2017
4Q2017
1Q2018
2Q2018
Dronabinol
FDA Regulatory - Prepare and submit SPA
Pivotal Clinical Trial
Total duration 18 - 24 months
Proprietary Extended Release Formulation Development
CX1739
FDA Regulatory - Prepare and submit IND
Central Sleep Apnea Clinical Trial in Post-surgical Patients
Central Sleep Apnea Clinical Trial in Chronic Opioid Patients
CX717
FDA Regulatory - Prepare and submit IND
Spinal Cord Injury Clinical Trial
Ampakine plus Opioid Combination Formulation
Formulation Design
Phase 1 Clinical Trials for Safety and Pharmacokinetics

Capital Structure (rounded) and Market Metrics – UPDATED)

RespireRx Pharmaceuticals Inc

	Pro Forma at December 31, 2016
Common Stock (includes 130,000 shares issued on Dec 29 and 30, 2016	2,149,000
Common Stock Equivalents of Convertible Notes	29,000
Common Stock Equivalents of all Options and Warrants Granted (includes 130,000 warrants issued on Dec 29 and 30, 2016; excludes 355,000 shares reserved for equity plans)	1,864,000
Total	4,042,000
	Market Metrics at December 31, 2016
Closing price as of December 30, 2016 (Friday)	$2.80
Fully diluted market capitalization as of December 31, 2016 (rounded)	$11,300,000

Management and Directors

RespireRx Pharmaceuticals Inc

James Manuso	President, CEO & Vice Chairman
Arnold Lippa	CSO & Executive Chairman
Jeff Margolis	VP, Secretary/Treasurer, Director
Robert Weingarten	CFO, Director
Richard Purcell	Senior VP, R& D
Katie MacFarlane	Director Senior VP, Napo Pharmaceuticals
James Sapirstein	Director CEO, ContraVir Pharmaceuticals
John Greer	Chairman, Scientific Advisory Board Prof & Dir. Neuroscience Ctr., U. Alberta

Innovative Medicines for Respiratory Diseases

RespireRx Pharmaceuticals Inc

- Cannabinoids – Dronabinol - Phase 3 ready for Obstructive Sleep Apnea (OSA)
- Ampakines – CX1739 & CX717 – 4 successful Phase 2A proof of concept trials for Central Sleep Apnea (CSA) and opioid induced respiratory depression (RD)
- Addressing blockbuster markets with unmet clinical needs
- Multiple opportunities for strategic collaborations
- Publicly traded company (OTC QB:RSPI)
- Experienced and accomplished management team



RespireRx
Pharmaceuticals Inc

OTC QB: RSPI

James S. Manuso, Ph.D., President & CEO

Biotech Showcase
San Francisco, January 9, 2017

Medicines for Respiratory Diseases